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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                         COMMON STOCK
OF THE STATE OF DELAWARE                                          $.01 PAR VALUE


NUMBER                                                          SHARES
------                                                          ------


THIS CERTIFICATE IS TRANSFERABLE
IN RIDGEFIELD PARK, NJ
OR NEW YORK, NY                                       CUSIP 94113U 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



                          WATER PIK TECHNOLOGIES, INC.
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This Certifies That



is the owner of
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
Water Pik Technologies, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and of the By-laws of the Corporation, as amended (copies of which are on file with the Transfer Agent), to all of which the holder of this certificate, by the acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.



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         In Witness Whereof, said Corporation has caused this certificate to be signed by its duly authorized officers, and to be sealed with the seal of the Corporation.


Dated:

/s/ Victor C. Streufert                              /s/ Michael P. Hoopis
-----------------------------                        -------------------------
Vice President - Finance, Chief                      President and Chief
Financial Officer and Treasurer                      Executive Officer


                            -------------------------
                          WATER PIK TECHNOLOGIES, INC.
                                 CORPORATE SEAL
                                      1999
                                    DELAWARE
                            -------------------------

COUNTERSIGNED AND REGISTERED:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR.

BY

                                                            AUTHORIZED SIGNATURE

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -as tenants in common
TEN ENT           -as tenants by the entireties
JT TEN            -as joint tenants with right
                  of survivorship and not as
                  tenants in common


UNIF GIFT MIN ACT -                        CUSTODIAN
                   ----------------------             -----------------------
                   (Cust)                             (Minor)


                        under Uniform Gifts to Minors Act

                            ------------------------
                            (State)

Additional abbreviations may also be used though not in the above list.



         For value received,                             hereby sell, assign and
                             ---------------------------
transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------



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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE.)


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------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
        --------------------


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                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.